UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 13, 2017
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events
First Citizens BancShares Inc. (“First Citizens”) announced today that it has made a proposal to acquire KS Bancorp, Inc. (“KS Bancorp”) for $35.00 per share in cash, in a transaction valued at approximately $45.8 million, representing a 49.6% premium over KS Bancorp's closing trading price on July 12, 2017, and a 84% premium over KS Bancorp’s book value per share as of March 31, 2017. The proposal was conveyed today in a letter to KS Bancorp’s Board of Directors.

Further information regarding the transaction is included in First Citizens’ news release dated July 13, 2017 attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is attached as part of this report.

Exhibit No.	Exhibit Description

99.1	Registrant's news release dated July 13, 2017

Forward Looking Statements

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors including, by way of example and without limitation, plans, intentions and expectations regarding First Citizen’s proposal to acquire KS Bancorp and expectations of the benefits of a potential transaction. Forward-looking statements speak only as of the date made. First Citizens undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances arising after the date on which they were made, except as otherwise required by law. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, First Citizens.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
(Registrant)

Date:	July 13, 2017	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer